UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2016

FLASR INC.
(Exact name of Company as specified in Charter)

Nevada	0-55270	46-2681687
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1075 Peachtree Street NE, Suite 3650

Atlanta, Georgia 30309

(Address of Principal Executive Offices)

(409)-965-3761
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Auctus Note

On February 5, 2016, Flasr Inc. (the "Company") closed on a $61,000 financing pursuant to a securities purchase agreement, dated February 5, 2016 (the "Auctus Securities Purchase Agreement"), with Auctus Fund, LLC, a Delaware limited liability company ("Auctus"), for the sale of a convertible promissory note (the "Auctus Note") in the principal amount of $61,000.

The Auctus Note, which is due on November 5, 2016, bears interest at the rate of 10% per annum. All principal and accrued interest on the Auctus Note is convertible into shares of the Company's common stock at the election of Actus at any time at a conversion price equal to the lesser of (i) a 45% discount to the lowest trading price of the common stock during the 25 trading days prior to the Auctus Note being issued and (ii) a 45% discount to the lowest trading price of the common stock during the 25 trading day period prior to conversion.

The conversion price discount will increase by 10% should the Company no longer be DWAC eligible; increased by 15% if the Company experiences a DTC "chill" on its shares; and if both no longer DWAC eligible and a DTC chill the discount will be increased by 25%. The discount increases an additional 15% if the Company no longer files its reports under the Securities Exchange Act of 1934, as amended, or if the Company fails to deliver to Actus free trading stock upon a conversion of the Auctus Note after 181 days from the issuance date of the Auctus Note. Failure of the Company to timely deliver shares to Actus upon conversion will result in a payment to Actus of $1,000 in cash per day.

The Company has the right to prepay the Auctus Note with a premium of up to 140% of all amounts owed to Actus, depending upon when the prepayment is effectuated. The Auctus Note may not be prepaid after the 180th date of issuance.

The Auctus Note contains default events which, if triggered and not timely cured, will result in default interest and penalties.

The Auctus Securities Purchase Agreement provides for "piggyback" registration rights for shares issuable upon the conversion of the Auctus Note.

In connection with the issuance of the Auctus Note, the Company entered into Amendment No. 1 to Convertible Promissory Note with Auctus (the "Auctus Amendment"), which amends that certain Convertible Promissory Note issued by the Company to Auctus on July 28, 2015 (the "Original Actus Note"). The Auctus Amendment amends the Original Auctus Note to extend the deadline for the Company's prepayment thereof to March 30, 2016. In addition, the Company paid $30,000 to Auctus to satisfy the prepayment provision of the Original Auctus Note, reducing the amount that the Company would be required to pay in order to prepay the Original Auctus Note on or before March 30, 2016.

The foregoing description of the Auctus Securities Purchase Agreement, the Auctus Note and the Auctus Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Auctus Securities Purchase Agreement, the Auctus Note and the Auctus Amendment, which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

2

GW Note

On February 2, 2016, the Company closed on a $15,500 financing pursuant to a securities purchase agreement, dated February 2, 2016 (the "GW Securities Purchase Agreement"), with GW Holdings Group, LLC, a New York limited liability company ("GW"), for the sale of a convertible promissory note (the "GW Note") in the principal amount of $15,500.

The GW Note, which is due on February 2, 2017, bears interest at the rate of 8% per annum. All principal and accrued interest on the GW Note is convertible at any time beginning six months following the date of issuance of the GW Note into shares of the Company's common stock at the election of GW at a conversion price equal to 50% of the lowest trading price of the common stock during the 20 trading day period prior to conversion. The conversion price discount will be increased to 60% if the Company experiences a DTC "chill" on its shares.

The Company has the right to prepay the GW Note during the first six months following the date of issuance of the GW Note with a premium of up to 145% of all amounts owed to GW, including default interest, depending upon when the prepayment is effectuated.

The GW Note contains default events which, if triggered and not timely cured, will result in default penalties.

The GW Securities Purchase Agreement provides for "piggyback" registration rights for shares issuable upon the conversion of the GW Note.

The foregoing description of the GW Securities Purchase Agreement and GW Note and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the GW Securities Purchase Agreement and GW Note, which are attached as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference.

Essex Note

On February 3, 2016, the Company closed on a $25,000 financing pursuant to a securities purchase agreement, dated February 3, 2016 (the "Essex Securities Purchase Agreement"), with Essex Global Investment Corp, a Nevada corporation ("Essex"), for the sale of a convertible promissory note (the "Essex Note") in the principal amount of $25,000.

The Essex Note, which is due on February 3, 2017, bears interest at the rate of 12.5% per annum. All principal and accrued interest on the Note is convertible at any time into shares of the Company's common stock at the election of Essex at any time at a conversion price equal to 50% of the lowest trading price of the common stock during the 20 trading day period prior to conversion. The conversion price discount will be increased to 60% if the Company experiences a DTC "chill" on its shares.

The Company has the right to prepay the Essex Note during the first six months following the date of issuance of the Essex Note with a premium of up to 140% of all amounts owed to Essex, including default interest, depending upon when the prepayment is effectuated.

The Essex Note contains default events which, if triggered and not timely cured, will result in default interest and penalties.

The foregoing description of the Essex Securities Purchase Agreement and Essex Note and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Essex Securities Purchase Agreement and Essex Note, which are attached as Exhibits 10.6 and 10.7, respectively, and are incorporated herein by reference.

3

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the transactions described under Item 1.01 above, which disclosure is incorporated by reference into this Item 1.02, the Company repaid all outstanding amounts under the convertible promissory note previously issued to Vis Vires Group, Inc. ("Vis Vires"). Vis Vires does not currently hold any outstanding convertible promissory notes issued by the Company. Reference is hereby made to the Schedule 13G/A filed by Vis Vires on February 8, 2016 stating that as of such date Vis Vires did not have beneficial ownership of any shares of the Company's common stock.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 3.02. The Auctus Note, GW Note and Essex Note (collectively, the "Notes") described in Item 1.01 above were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The securities purchase agreements executed in connection therewith each contain representations to support the Company's reasonable belief that Actus, GW and Essex had access to information concerning the operations and financial condition of the Company, are acquiring the securities for their own account and not with a view to the distribution thereof, and are "accredited investors" as such term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act. At the time of their issuance, the Notes and any shares of common stock issued upon conversion thereof will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

Item 3.03 Material Modification of Rights of Security Holders.

The disclosure set forth above under Item 1.01 above is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement with Auctus Fund, LLC, dated February 5, 2016.

10.2	Convertible Promissory Note issued to Auctus Fund, LLC, dated February 5, 2016.

10.3	Amendment No. 1 to Convertible Promissory Note with Auctus Fund, LLC, dated January 24, 2016.

10.4	Securities Purchase Agreement with GW Holdings Group, LLC, dated February 2, 2016.

10.5	Convertible Promissory Note issued to GW Holdings Group, LLC, dated February 2, 2016.

10.6	Securities Purchase Agreement with Essex Global Investment Corp., dated February 3, 2016.

10.7	Convertible Promissory Note issued to Essex Global Investment Corp., dated February 3, 2016.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLASR INC.

Dated: February 11, 2016	By:	/s/ Everett Dickson
	Name:	Everett Dickson
	Title:	President and Chief Executive Officer

5

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement with Auctus Fund, LLC, dated February 5, 2016.

10.2	Convertible Promissory Note issued to Auctus Fund, LLC, dated February 5, 2016.

10.3	Amendment No. 1 to Convertible Promissory Note with Auctus Fund, LLC, dated January 24, 2016.

10.4	Securities Purchase Agreement with GW Holdings Group, LLC, dated February 2, 2016.

10.5	Convertible Promissory Note issued to GW Holdings Group, LLC, dated February 2, 2016.

10.6	Securities Purchase Agreement with Essex Global Investment Corp., dated February 3, 2016.

10.7	Convertible Promissory Note issued to Essex Global Investment Corp., dated February 3, 2016.

6